UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA (Address of principal executive offices)	90210 (Zip Code)

(310) 385-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                  Change in Registrant’s Certifying Accountant

(a)                                 The Audit Committee (the “Audit Committee”) of the Board of Directors of RealD Inc. (the “Company”) conducted a comprehensive, competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ended March 31, 2016. On June 26, 2015, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended March 31, 2016 and the discharge of Ernst & Young LLP (“E&Y”).

The reports of E&Y on the Company’s financial statements for the two most recent fiscal years ended March 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended March 31, 2015 and 2014, and during the subsequent interim period preceding the discharge of E&Y, there were: (i) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in Item 304(a)(1)(v) of Regulation S-K, except that E&Y issued an adverse report on internal control over financial reporting as of March 31, 2015.

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended March 31, 2015, the Company identified a material weakness in its internal control over financial reporting and management has initiated a plan to address the identified deficiencies to enhance the Company’s overall financial control environment.

The Company provided E&Y with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that E&Y furnish the Company with a letter addressed to the SEC stating whether or not E&Y agrees with the above statements. A copy of the letter from E&Y, dated June 26, 2015, is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)                                 During the Company’s two most recent fiscal years ended March 31, 2015 and 2014, and during the subsequent interim period preceding Grant Thornton’s engagement, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.                  Financial Statements and Exhibits.

(d)             Exhibits

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealD Inc.

Dated: June 30, 2015	By:	/s/ Vivian Yang
	Name:	Vivian Yang
	Title:	Executive Vice President, General Counsel and Secretary